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                                                                       EXHIBIT 1

      Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:       October 21, 2003
                                          WYNNCHURCH CAPITAL PARTNERS, L.P.

                                          By:    Wynnchurch Partners, L.P., its
                                                 general partner

                                                 By:   Wynnchurch Management,
                                                       Inc., its general partner

                                                 By:    /s/ John A. Hatherly*
                                                       -------------------------
                                                 Name: John A. Hatherly
                                                 Its:  President

                                          WYNNCHURCH CAPITAL PARTNERS CANADA,
                                          L.P.

                                          By:    Wynnchurch Partners Canada,
                                                 L.P., its general partner

                                                 By:   Wynnchurch GP Canada,
                                                       Inc., its general partner

                                                 By:    /s/ John A. Hatherly*
                                                       -------------------------
                                                 Name: John A. Hatherly
                                                 Its:  President

                                          WYNNCHURCH PARTNERS, L.P.

                                          By:    Wynnchurch Management, Inc.,
                                                 its general partner

                                          By:     /s/ John A. Hatherly*
                                                 -------------------------------
                                          Name:  John A. Hatherly
                                          Its:   President

                                          WYNNCHURCH MANAGEMENT, INC.

                                          By:     /s/ John A. Hatherly*
                                                 -------------------------------
                                          Name:  John A. Hatherly
                                          Its:   President

                                          WYNNCHURCH PARTNERS CANADA, L.P.

                                          By:    Wynnchurch GP Canada, Inc., its
                                                 general partner

                                          By:     /s/ John A. Hatherly*
                                                 -------------------------------
                                          Name:  John A. Hatherly
                                          Its:   President

                                          WYNNCHURCH GP CANADA, INC.

                                          By:    /s/ John A. Hatherly*
                                                 -------------------------------
                                          Name:  John A. Hatherly
                                          Its:   President

*By:  /s/ James R. Cruger
      --------------------------------
      James R. Cruger
      Attorney-in-Fact

                                Exhibits: Page 1